CER | China Energy Recovery

Investor Presentation

September 2008

Disclosure

Safe Harbor Statement

Certain of the statements set forth in this presentation constitute "Forward Looking Statements." Forward-Looking Statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words "estimate," "project," "intend," "forecast," "anticipate," "plan," "planning," "expect," "believe," "will," "will likely," "should," "could," "would," "may" or words or expressions of similar meaning. All such Forward-Looking Statements involve risks and uncertainties, including, but not limited to: the need for and availability of additional financing and the Company's access to capital; the future trading of the common stock of the Company; and the period of time for which the proceeds from future financings will enable the Company to fund its operations. Many important factors affect the ability to achieve the Company's stated objectives, the ability to obtain substantial additional funds, and to compete successfully against other companies in a profitable manner. Therefore, you are cautioned that there also can be no assurance that the Forward-Looking Statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the Forward-Looking Statements included herein, the inclusion of such information should not be regarded as a representation or warranty by the Company or any other person that our objectives and plans will be achieved in any specified time frame, if at all. Except to the extent required by applicable laws or rules, the Company does not undertake any obligation to update any Forward-Looking Statements or to announce revisions to any of the Forward-Looking Statements.

CER

Agenda

I. Introduction

II. Industry Overview

III. Business Overview

IV. Financials and Growth Strategy

China Energy Recovery

<u>What We Do:</u> We finance, design, build and install systems that recover unused energy from inefficient industrial facilities and eliminate harmful emissions for environmental compliance

<u>Today:</u> An emerging leader and low-cost provider of energy recovery systems in China, among the most profitable forms of clean energy technology

<u>Tomorrow:</u> Aspiring to become the dominant cross-sector international energy recovery systems provider in a booming, multi-billion dollar sector of the technology industry

CER

Company Overview

- China Energy Recovery ("CER" or the "Company") is an international leader in designing, manufacturing, installing and servicing energy recovery systems ("Recovery Systems")
- Enables industrial partners to reduce their energy costs and shrink their emissions footprint, creating sellable emissions credits
- Commercially-proven technology and active design and development pipeline
  - Successfully installed over 100 Recovery Systems both in China and internationally
  - Generating healthy profit margins with a fast-growing and diversified revenue base





CER

Investment Opportunity

CER enjoys several attractive characteristics that make it a highly attractive investment opportunity in the clean energy sector

- The Company's Recovery Systems enable many industrial facilities to meet between 50% to 80% of their energy needs
- Produces among what we believe are the world's most advanced and highest capacity systems
  - Built China's largest-ever Recovery System with over 54MW of power generation capacity
  - Fully-installed cost of $12 mm, significantly lower than the cost of other clean energy technologies (e.g., 54 MW of solar arrays costs over $200 mm)
- Uniquely positioned to address critical energy demands:
  - Affordable technology for a power- and energy-starved Chinese market
  - Solution to reducing emissions in China, the world's biggest polluter
  - Offsets high petroleum prices

CER

Agenda

I. Introduction

II. Industry Overview

III. Business Overview

IV. Financials and Growth Strategy

CER

What is Energy Recovery?

- Industrial facilities and power plants release significant amounts of excess heat into the atmosphere in the form of hot exhaust gases or high pressure steam
- Vast majority of wasted energy is recovered and converted into usable electricity, dramatically lowering energy costs
  - Recovery Systems installed in U.S. industrial facilities could produce almost 20% of electricity needs without burning any additional fossil fuel
- Energy recovery also captures the majority of carbon emissions and other harmful pollutants that would otherwise be released into the environment
  - Reduced emissions help companies meet environmental regulations



Pollution 67% Total Waste
Conventional Central Generation
Fuel 100%
Power Plant
Electricity 33%
Energy Recovery
Waste Heat 10% No Added Pollution
Electricity 25%
Waste Energy 100%
Steam Generator
Steam 65%

CER

Benefits of Energy Recovery

Recovery Systems boost efficiency, slash costs and protect the environment by reducing harmful emissions

- **Reduction in energy costs and process costs:** Energy Recovery Systems save fuel/energy costs by producing typically 2-3 times the useable energy from the same fuel, allowing users to slash energy expenditures by up to two-thirds
- **Reduction in pollution:** Energy Recovery Systems capture industrial emissions, eliminating a number of toxic combustible wastes such as carbon monoxide gas, sour gas and carbon black off gases
- **Carbon Credits:** Captured carbon can be reused in the recovery process and monetized through the sale of carbon credits
- **Reduction in equipment sizes:** Energy Recovery Systems reduce fuel consumption, leading to the reduction of flue gas and reduction in equipment sizes of all handling equipment such as fans, ducts and burners
- **Reduction in auxiliary energy consumption:** Reduction in equipment sizes provides additional benefits in the form of reduced auxiliary energy consumption

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Energy Cost Comparison

CER's technology generates power at a small fraction of the cost of other leading clean energy technologies, thus producing faster payback on invested capital and substantially higher IRRs

Method	Capital Cost ($/KW)	Generation Cost 100% Utilization ($/MWh)	Generation Cost 25% Utilization ($/MWh)
China Energy Recovery	**57-222**	**6**	**26**
Gas	400	39	44
Wind	1,700-1,800	40	60
Coal	1250	48	55
Hydroelectric	1,200-3,600	51	113
Geothermal	2770	55	75
Nuclear	2,000-3,000	111	145
Solar	6,000-9,000	200	320

Sources: Cold Energy LLC, Business Insights Ltd, International Herald Tribune

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China Energy Consumption

Energy demand is rising and accounts for over 15% of the world's energy consumption, soon becoming the world's largest consumer of petroleum

Historical Oil Prices

($USD per Barrel)



$160
$140
$120
$100
$80
$60
$40
$20
$0
Jul 2003
Jan 2004
Jul 2004
Jan 2005
Jul 2005
Jan 2006
Jul 2006
Jan 2007
Jul 2007
Jan 2008
Jul 2008

Source: http://finance.banks.com/

Forecasted Petroleum Consumption

(1,000 bpd)



35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2005
2010
2015
2020
2025
2030
US
China

"In addition to reducing the buying power of the American consumer the increasing oil prices can reduce demand for industrial goods. It can also put speed brakes in the growth trajectory in India and China." – The Economic Times, Jan., 2008

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Power Generation in China



Chinese Power Generation Capacity (GW)
900
800
700
600
500
400
300
200
100
0
2000
2001
2002
2003
2004
2005
2006
2007F
2008F

Source: Euromonitor

- China has emerged as the world's second-largest consumer and generator of electrical energy with a generation capacity of 622 GW at the end of 2006
- In 2006, power generation grew 13.5% to 2,834 billion kWh, with nearly 80% of power generation coming from coal (76%) and natural gas (3%)
- Forecasts indicate need for many more power plants to meet future demand, creating a further burden on the environment and limited natural resources
- In order to meet demand without further increasing pollution, we anticipate that China will need to invest in energy efficiency technologies such as Recovery Systems

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China's Manufacturing Industry

As China's heavy manufacturing industry continues to grow, solutions are required for both the (i) increasing energy needs and (ii) harmful emissions



Manufacturing Component of GDP
(RMB trillions)
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
2000
2001
2002
2003
2004
2005
2006
2007

Source: Euromonitor

China has set internal targets for energy efficiency. Before 2010, the country aims to improve energy efficiency per unit of GDP by 20% compared with 2005. To enable the implementation of China's recent climate change policy, mayors across each province are required to develop local plans and their performance against implementing these will be measured.

"China's rapidly worsening pollution is being driven by a surge in investment in energy-intensive heavy industry… The study, by the Peterson Institute for International Economics in Washington, says the huge investment in steel, aluminum, cement and other plants has begun to reverse almost three decades of gains in energy efficiency."

– Financial Times, May 2007

"In its rush to re-create the industrial revolution that made the West rich, China has absorbed most of the major industries that once made the West dirty. Spurred by strong state support, Chinese companies have become the dominant makers of steel, coke, aluminum, cement, chemicals, leather, paper and other goods..."

– The New York Times, December 2007

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China's Pollution Crisis

China receives mounting pressure to curb its intolerable levels of pollution

- **Eclipsed Standards:** 1% of the country's 560 mm city dwellers breathe air considered safe by EU standards
  - The EU stipulates that any reading above 40 micrograms per cubic meter of air is unsafe
  - In 2006, Beijing's average level was 141; only Cairo had worse air quality among world capitals
- **Particulate Matter:** Environmental problems in China have led to industrial cities where people rarely see the sun; much of the particulate pollution over Los Angeles originates in China
- **Acid Rain:** Sulfur dioxide and nitrogen oxides released by coal-fired power plants fall as acid rain not only on China, but also on South Korea and Japan
- **Mortality:** A 2005 report estimated that annual deaths attributable to outdoor air pollution were likely to reach 380,000 in 2010 and 550,000 in 2020; birth defects in infants soared nearly 40% since 2001



Agenda

I. Introduction

II. Industry Overview

III. Business Overview

IV. Financials and Growth Strategy

cer

Domestic China Opportunity

CER is primarily focused on providing solutions to China's vast industrial facility base

- China is the world's second largest consumer of energy (soon to be largest), with a demand forecasted to double in the next 5 years
- China's double-digit growth in demand for electricity has led to significant shortages in electrical power and a rapid deterioration in the country's air quality; this has created an immediate sense of urgency for the domestic production of clean energy
- The use of renewable energy is rapidly expanding in China and currently accounts for approximately 7.5% of its primary energy supply
- China's industrial sector is responsible for the consumption of over 70% of China's energy requirements and is growing at an annualized rate of 23%
- "The Environment" is what China's citizens believe to be the second most important issue facing them over the next five years, according to a September 2007 McKinsey survey published in the January 19th edition of The Economist

"The Chinese government has decided that from 2008 it will no longer approve the construction of factories in provinces and cities under its direct control that do not meet specific pollution-reduction targets." – Nikkei Weekly, December 2007

CER

International Opportunity

CER expects to capitalize on changing environmental regulations and increasing demand for clean energy alternatives in Europe, the United States and the rest of the world

- As concerns over emissions and fuel prices become driving factors in the addition of new power generation facilities, Energy Recovery is expected to play an increasing role in the global power generation landscape
- Recovery Systems are a key element in the growing fields of combined cycle power generation and cogeneration
- According to recent studies from the U.S. Department of Energy and the EPA, Energy Recovery Systems could generate nearly 200 GW of new clean power, equivalent to approximately 20% of current U.S. power generation capacity
- The EU is a large user of cogeneration, with 104 GW installed capacity; Germany and Italy have the most installed capacity at 16 GW and 13 GW, respectively
- CER is developing a network of international partners with geographic expertise to aid its imminent expansion into new regions

Target Industries

- Focused on sectors with highest energy waste and fastest investment payback
- Historically focused its products on four key industries:
  - **Chemical Industry** – Largest current market, with deployments in numerous sub-sectors
  - **Paper Manufacturing** – Proprietary technology eliminates highly toxic pulp and other wastes and increases factory margins
  - **Refining Industry (including Ethanol refining)** – Highly inefficient and growing market with a significant need for electric and thermal energy
  - **Cement and Steel Industries** – China represents the world's largest cement and steel industries, with over 7,000 polluting cement factories that emit over 50 million tons of CO_2 annually

Worldwide Lost Energy vs. Total Energy Used

(BTU in Trillions)



3,500
3,000
2,500
2,000
1,500
1,000
500
0
Energy Losses
Useful Energy
Petrol Refining
Chemicals
Forest Products
Iron & Steel
Food & Beverage
Cement
Fabricated Metals
Transport.t Equip.
Textiles
Mining
Plastics & Rubber
Aluminum.
Glass Products
Heavy Machinery
Foundries
Electronics

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Recovery Systems

- Customizable technology meets the varying needs of a diversified customer base
- Recycles typically over 90% of the energy that would otherwise be lost in its customers' industrial processes
- Provides customer investment payback usually within one to three years
- Captures and eliminates particle, CO_2 , SO_2 and other emissions
- Deployed numerous 53 MW systems
- Designed into plants developed by **MECS, Inc. (Previously Monsanto Enviro-Chem Systems, Inc.)**





CER

Research and Development





- 90 engineers located in Shanghai are engaged in refining the core technology of energy recovery systems
- Engineers are focused on developing intellectual property rights and enhancing energy efficiencies and decreasing environmental impact for customers
- CER's engineers spend between 30% and 40% of their time on research and development efforts
- CER invested on average 4% of sales on R&D in 2006 and 2007

CER

Intellectual Property

- **The Company has a portfolio of core Chinese patents on various components of the energy recovery systems**
  - Due to historic working capital constraints, CER has only applied for Chinese domestic patents on a handful of key components and is now focused on securing additional intellectual property

Patent Type	Patent Name	Expiration Date
Utility model	Drum-type sectional ache fire tube boiler made by sulphur	5/6/2013
Utility model	Double drum-type fire tube exhaust-heat boiler which shares one steam dome	11/6/2013
Utility model	Improvement of tube compensator breed which makes ache fume	11/6/2013
Utility model	Improvement of protective casing tube	11/6/2013
Utility model	Triple drum-type fire tube exhaust-heat boiler which shares one steam dome	1/30/2015

  - Two additional patents are pending approval

Patent Type	Patent Name	Application Date
Utility model	Spray pump synthesizing tower	8/31/2007
Invention	Chlorosulfonic acid preparation new craftwork and equipment	8/31/2007

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Technology Design

Traditional Sulfuric Acid Production Process: The production of sulfuric acid involves highly exothermic chemical reactions; most of the heat is released into the atmosphere through cooling towers. Without the use of an energy recovery system, 1 ton of sulfuric acid will produce 1 ton of steam.



heat
heat
Combustion
Sulfur is burned to produce sulfur dioxide while releasing heat (exothermic)
$S(s) + O_2(g) \rightarrow SO_2(g)$
Oxidation
Sulfur dioxide is oxidized to form sulfur trioxide while releasing large amounts of heat (highly exothermic)
$2\ SO_2(g) + O_2(g) \rightarrow 2\ SO_3(g)$
Absorption
Sulfur trioxide is treated with water to produce sulfuric acid; 1 ton of H_2SO_4 produces 1 ton of steam
$SO_3(g) + H_2O(l) \rightarrow H_2SO_4(l)$

Sulfuric Acid Production Process with CER's Technologies: The incorporation of a Recovery System increases the efficiency such that 1 ton of sulfuric acid can produce as much as 1.65 tons of steam; In so doing, 94% of the heat that would have otherwise been released to the atmosphere is utilized.



Energy Recovery System
heat
heat
Combustion
Sulfur is burned to produce sulfur dioxide; the released heat is harnessed by the energy recovery system
Oxidation
Sulfur dioxide is oxidized to form sulfur trioxide. An economizer is used to harness the large quantities of released heat.
Absorption
Sulfur trioxide is treated with water to produce sulfuric acid; the previously harnessed heat increases the steam output by 65% to 1.65 tons.

CER

Customer Base

- **Broad Existing Customer Base**
  - Provided over 100 unique customers with Recovery Systems, over 25 of which have purchased multiple products & services
  - Deployed its Recovery Systems in 15 of China's 31 provinces
  - Sold into numerous international markets, including Egypt, Turkey, Korea, Vietnam and Malaysia
- **Strong Pipeline of New Orders**
  - Orders from a number of domestic and international customers across industries
  - Pipeline includes existing industries of expertise as well as new Recovery System deployments in the petroleum refinery, metallurgy, coke, cement and glass industries

Experienced Executive Team

CER's executive team oversees a team of 330 employees in Shanghai, including 250 in the manufacturing facility and 80 at the corporate office

- **Mr. Qinghuan Wu, Chief Executive Officer and Chairman of the Board**
  - Devoted 40 years to the design and production of energy recovery systems, including 23 years as an engineer at Nanjing Chemical Industry Research Institute, the largest research institute under the National Ministry of Chemical
  - Serves as the executive member of the Chinese Sulfur Industry Association and was recently awarded the China National Science and Technology Advancement Award for his technological innovation in the waste recovery industry
  - Degree in Process Equipment and Control Engineering from Beijing University of Chemical Technology

- **Mr. Qi Chen, General Manager**
  - Joined CER in 1997 and has been a part of the design, engineering, and sales departments before becoming GM in May 2007
  - Worked as a trader for Xiamen Trading and Development Co. for six years

Experienced Executive Team (Cont.)

- **Mr. Richard Liu, Chief Financial Officer**
  - Senior executive for private and public U.S. and Chinese companies, spent time at Arthur Andersen and has managed over 6 private and public equity financings
  - MBA from The Anderson Graduate School of Management at UCLA and Cum Laude graduate of Shanghai Jiao Tong University

- **Mr. James Zhao, Chief Technology Officer of Shanghai Hai Lu Kun Lun Hi-tech Engineering Co., Ltd., an operating affiliate of CER**
  - Previously National Sales Manager for Ashland (China) Company Ltd., a leading US specialty chemical company
  - Previously Sales Manager for Monsanto (China), a leading US chemical company specializing in sulfuric acid processes
  - MBA from Washington University in STL and Bachelor of Science Degree in Fine Chemical from the East China University of Chemical and Technology in 1987

Agenda

I. Introduction

II. Industry Overview

III. Business Overview

IV. Financials and Growth Strategy

Historical Financials

- The Company completed its $8.5m financing in April 2008. The growth experienced in the first half of 2008 was mostly organic without requiring use of the Financing proceeds
- We expect that the financing will help accelerate growth going forward

(USD$ in thousands)	For Year Ended December 31, 2006A	For Year Ended December 31, 2007A	For Six Months Ended June 30, 2007A	For Six Months Ended June 30, 2008A
Sales	$5,457	$11,847	$3,630	$9,856
Cost of Sales	4,472	9,718	3,078	7,954
Gross Profit	985	2,128	553	1,902
SG&A	1,014	1,365	630	1,088
Operating Income	(30)	763	(78)	814

Note: Increase in SG&A in the first half of 2008 compared to the same period in 2007 is due to one time extraordinary expenses related to the company's recent reverse merger and associated $8.5 million financing

Growth Strategy

Phase I

- Continue to fulfill current orders
- Establish long-term strategic purchasing agreements with key suppliers

Phase II

- Start construction of manufacturing facility to increase capacity, margins and efficiency
- Purchase specialized equipment to drive efficiencies
- Grow R&D efforts to expand into new industrial sectors such as coke refining and cement
- Add international sales and marketing team focused on design and licensing

Phase III

- Construct second manufacturing facility to meet future demand
- Add engineering and design team to further expand its EPC business
- Increase marketing efforts in Europe and United States

CER

Investor Relations Contact

Jim Blackman

PR Financial Marketing LLC

713-256-0369

jim@prfmonline.com